UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      May 10, 2012

AMERICAN INDEPENDENCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-05270	11-1817252
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 Madison Avenue, New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 355-4141

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information set forth under this Item 2.02 is intended to be furnished under this Item 2.02 “Results of Operations and Financial Condition.”  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On May 10, 2012, American Independence Corp. issued a press release announcing results of operations for the three months ended March 31, 2012, a copy of which is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)

Exhibits

Exhibit 99.1 - Press release of American Independence Corp., dated May 10, 2012.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN INDEPENDENCE CORP.

/s/ Teresa A. Herbert Teresa A. Herbert Chief Financial Officer and Senior Vice President	Date:	May 10, 2012

Exhibit 99.1

AMERICAN INDEPENDENCE CORP.	CONTACT: DAVID T. KETTIG
485 MADISON AVENUE	(212) 355-4141 Ext. 3047
NEW YORK, NEW YORK 10022	www.americanindependencecorp.com
NASDAQ – AMIC

NEWS RELEASE

AMERICAN INDEPENDENCE CORP. ANNOUNCES

2012 FIRST-QUARTER RESULTS

New York, New York, May 10, 2012.  American Independence Corp. (NASDAQ: AMIC) today reported 2012 first-quarter results.  This press release contains both GAAP and non-GAAP financial information for which reconciliations can be found at the end of this release.

Financial Results

Net income increased 19% to $1,119,000 ($.14 per share, diluted), for the three months ended March 31, 2012, compared to $937,000 ($.11 per share, diluted), for the three months ended March 31, 2011.

The Company's operating income1 for the three months ended March 31, 2012 was $1,585,000 ($.19 per share, diluted), as compared to $1,450,000 ($.17 per share, diluted) for the three months ended March 31, 2011.

Revenues increased to $22,234,000 for the three months ended March 31, 2012, compared to revenues of $21,722,000 for the three months ended March 31, 2011, primarily due to an increase in premiums.

Chief Executive Officer’s Comments

Roy Thung, Chief Executive Officer, commented, “Net income increased this quarter primarily due to improved underwriting results and growth in premium from our stop-loss line, which is largely attributable to our reorganization as a direct writer through IHC Risk Solutions.   Our fully insured segment experienced favorable loss ratios.  We are now approved to write pet insurance in many key states, and look forward to recording premiums from this new line of business in the coming months.  Our financial condition and balance sheet remain strong.  We have no debt and have grown our book value to $11.48 per share at March 31, 2012 from $11.36 per share at December 31, 2011."

Non-GAAP Financial Measures

The Company provides non-GAAP financial measures to complement its consolidated financial statements presented in accordance with GAAP: (i) Operating income is net income attributable to AMIC excluding non-cash charges related to the amortization of intangible assets recorded in purchase accounting, net realized investment gains (losses), and the federal income tax charge related to deferred taxes due to its federal net operating loss carryforwards, and (ii) Operating income per share is operating income (loss) on a per share basis. These non-GAAP financial measures are intended to supplement the user's overall understanding of the Company's current financial performance and its prospects for the future.  Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by identifying certain expenses that, when excluded from the GAAP results, may provide additional understanding of the Company's core operating results or business performance.  However, these non-GAAP financial measures are not intended to supersede or replace the Company's GAAP results.  A reconciliation of the non-GAAP results to the GAAP results is provided in the "Reconciliation of GAAP Income from Continuing Operations to Non-GAAP Income from Continuing Operations” schedule below.

About American Independence Corp.

AMIC, through Independence American Insurance Company and its other subsidiaries, offers major medical for individuals and families, medical stop-loss, small group major medical, short-term medical, and pet insurance.  AMIC provides to the individual and self-employed markets health insurance and related products, which are distributed through its subsidiaries, Independent Producers of America, LLC and healthinsurance.org, LLC.  AMIC markets medical stop-loss through its marketing and administrative company IHC Risk Solutions LLC.

Certain statements in this news release may be considered forward-looking statements, such as statements relating to management’s views with respect to future events and financial performance.  Such forward-looking statements are subject to risks, uncertainties and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements.  Potential risks and uncertainties include, but are not limited to, economic conditions in the markets in which AMIC operates, new federal or state governmental regulation, AMIC’s ability to effectively operate, integrate and leverage any past or future strategic acquisition, and other factors which can be found in AMIC’s other news releases and filings with the Securities and Exchange Commission.  AMIC expressly disclaims any duty to update its forward-looking statements or earnings guidance, and does not undertake to provide any such guidance in the future.

AMERICAN INDEPENDENCE CORP.

FIRST QUARTER REPORT

MARCH 31, 2012

(In thousands except per share data)

	Three Months
	Ended March 31,
	2012	2011

Premiums earned	$18,457	$17,769
MGU and agency income	3,128	3,316
Net investment income	496	559
Net realized investment gains (losses)	126	(15)
Other income	27	93

Revenues	22,234	21,722

Insurance benefits, claims and reserves	11,691	11,048
Selling, general and administrative expenses	8,593	8,908
Amortization and depreciation	45	214

Expenses	20,329	20,170

Income before income tax	1,905	1,552
Provision for income taxes	608	495

Net income	1,297	1,057
Less: Net income attributable to the non-controlling interest	(178)	(120)

Net income attributable to American Independence Corp.	$1,119	$937

Basic income per common share:
Net income attributable to American Independence Corp. common stockholders	$.14	$.11

Weighted-average shares outstanding	8,272	8,511

Diluted income per common share:
Net income attributable to American Independence Corp. common stockholders	$.14	$.11

Weighted-average diluted shares outstanding	8,272	8,511

As of March 31, 2012 there were 8,272,332 common shares outstanding, net of treasury shares.

AMERICAN INDEPENDENCE CORP.

RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO NON-GAAP INCOME FROM CONTINUING OPERATIONS

(In thousands except per share data)

	Three Months Ended
	March 31,
	2012	2011

Net income attributable to AMIC	$1,119	$937
Amortization of intangible assets related to purchase accounting	34	34
Net realized investment (gains) losses	(126)	15
Federal income tax charge related to deferred taxes for operating income	558	464

Operating income from continuing operations	$1,585	$1,450

Non - GAAP Basic Income Per Common Share:	$.19	$.17

Non - GAAP Diluted Income Per Common Share:	$.19	$.17

Footnotes

1 Operating income is a non-GAAP measure and is defined as net income attributable to AMIC excluding non-cash charges related to the amortization of certain intangible assets recorded in purchase accounting, net realized investment gains and losses, and the federal income tax charge related to deferred taxes. The Company believes that the presentation of operating income may offer a better understanding of the core operating results of the Company.  A reconciliation of income from continuing operations to operating income is included in this press release.